                                    Exhibit 21.  Subsidiaries of the Registrant.

The Registrant had no parent at December 31, 2001.

As of December 31, 2001, The Rouse Company owned 100% of the voting securities of the following domestic and foreign corporations included in the consolidated financial statements:

      State of
      Subsidiary
      ----------
Incorporation
-------------

Directly owned subsidiaries of the Company. All shares are Common Stock unless otherwise noted.

      Howard Hughes Properties, Inc. (Note 1)
      Nevada
      HRD Properties, Inc. (Note 2)
      Maryland
      HRD Remainder, Inc. (Note 3)
      Maryland
      Hughes Corporation, The (Note 4)
      Delaware
      Rouse Property Management, Inc. (Note 5)
      Maryland

As of December 31, 2001, The Rouse Company was the sole trustee and sole beneficiary of The Rouse Company Business Trust which owned 100% of the voting securities or member interests of the following domestic and foreign corporations and limited liability companies included in the consolidated financial statements:

      State of
      Subsidiary
      ---------
Incorporation
-------------

      American City Company, LLC, The
      Maryland
      Baltimore Center, Inc.
      Maryland
      Beachwood Property Holdings, LLC
      Maryland
      Charlottetown, LLC
      Maryland
      Charlottetown North, LLC
      Maryland

      Chesapeake Investors, LLC (Note 6)
      Delaware
      Community Research and Development, LLC
      Maryland
      Cuyahoga Land Company, LLC
      Maryland
      Exton Shopping, LLC
      Maryland
      Exton Square, Inc.
      Pennsylvania
      Four Owings Mills Corporate Center, LLC
      Maryland
      Gallery Maintenance, LLC (Note 7)
      Maryland
      Gallery II Trustee, LLC
      Maryland
      Harborplace Management Company, LLC
      Maryland
      Hermes Incorporated
      Maryland
      Hermes LLC
      Maryland
      Huntington Properties, LLC
      Maryland
      Louisville Shopping Center, LLC
      Kentucky
      Mondawmin Company, LLC
      Maryland
      O. M. Guaranty, LLC
      Maryland
      O. M. Land Development, LLC
      Maryland
      One Owings Mills Corporate Center, LLC
      Maryland
      Owings Mills Finance Company, LLC
      Maryland
      Plymouth Meeting Food Court, LLC
      Maryland
      Plymouth Meeting Mall,Inc. (Note 8)
      Pennsylvania
      PT Funding, LLC
      Maryland
      Rouse-Camden Warehouse, LLC
      Maryland
      Rouse Capital (Note 9)
      Delaware
      Rouse-Columbus, LLC
      Maryland

      Rouse Company at Owings Mills, The
      Maryland
      Rouse Company at Owings Mills, LLC, The
      Maryland
      Rouse Company Financial Services, LLC, The
      Maryland
      Rouse Company of Alabama, LLC, The (Note 10)
      Alabama
      Rouse Company of Alaska, LLC, The
      Maryland
      Rouse Company of Arkansas, LLC, The
      Maryland
      Rouse Company of California, LLC, The (Note 11)
      Maryland
      Rouse Company of Colorado, LLC, The
      Maryland
      Rouse Company of Connecticut, LLC, The
      Delaware
      Rouse Company of Florida, Inc, The (Note 12)
      Florida
      Rouse Company of Florida, LLC, The (Note 13)
      Florida
      Rouse Company of Georgia, LLC, The (Note 14)
      Georgia
      Rouse Company of Idaho, LLC, The
      Maryland
      Rouse Company of Illinois, LLC, The
      Maryland
      Rouse Company of Iowa, LLC, The
      Maryland
      Rouse Company of Kentucky, LLC, The
      Maryland
      Rouse Company of Louisiana, LLC, The (Note 15)
      Maryland
      Rouse Company of Maine, LLC, The
      Maryland
      Rouse Company of Massachusetts, Inc., The (16)
      Maryland
      Rouse Company of Massachusetts, LLC, The (Note 17)
      Maryland
      Rouse Company of Michigan, LLC, The (Note 18)
      Maryland
      Rouse Company of Minnesota, LLC, The (Note 19)
      Maryland
      Rouse Company of Mississippi, LLC, The
      Maryland
      Rouse Company of Montana, LLC, The
      Maryland

      Rouse Company of Nevada, Inc., The (Note 20)
      Nevada
      Rouse Company of Nevada, LLC, The (Note 21)
      Nevada
      Rouse Company of New Hampshire, LLC, The
      Maryland
      Rouse Company of New Jersey, LLC, The (Note 22)
      New Jersey
      Rouse Company of New Mexico, LLC, The
      Maryland
      Rouse Company of New York, LLC, The (Note 23)
      New York
      Rouse Company of North Carolina, LLC, The (Note 24)
      Maryland
      Rouse Company of North Dakota, LLC, The
      Maryland
      Rouse Company of Ohio, LLC, The (Note 25)
      Ohio
      Rouse Company of Oklahoma, LLC, The
      Maryland
      Rouse Company of Oregon, LLC, The (Note 26)
      Maryland
      Rouse Company of Pennsylvania, Inc., The
      Pennsylvania
      Rouse Company of Pennsylvania, LLC, The (Note 27)
      Pennsylvania
      Rouse Company of Rhode Island, LLC, The
      Maryland
      Rouse Company of South Carolina, LLC, The
      Maryland
      Rouse Company of South Dakota, LLC, The
      Maryland
      Rouse Company of Tennessee, LLC, The
      Maryland
      Rouse Company of Texas, LLC, The (Note 28)
      Texas
      Rouse Company of the District of Columbia, LLC, The
      Maryland
      Rouse Company of Utah, LLC, The
      Maryland
      Rouse Company of Vermont, LLC, The
      Maryland
      Rouse Company of Virginia, LLC, The (Note 29)
      Maryland
      Rouse Company of Washington, Inc., The (Note 30)
      Maryland
      Rouse Company of Washington, LLC, The
      Maryland

      Rouse Company of West Virginia, LLC, The
      Maryland
      Rouse Company of Wisconsin, LLC, The
      Maryland
      Rouse Company of Wyoming, LLC, The
      Maryland
      Rouse-Coral Gables Development, LLC
      Maryland
      Rouse-Coral Gables Property, LLC
      Maryland
      Rouse Development Company of California, Inc., The
      Maryland
      Rouse Fashion Show Management, LLC
      Maryland
      Rouse Gallery II Management, LLC
      Maryland
      Rouse Holding Company, LLC, The
      Maryland
      Rouse Holding Company of Arizona, LLC, The (Note 31)
      Maryland
      Rouse-Inglewood, LLC
      Maryland
      Rouse Investing Company, LLC (Note 32)
      Maryland
      Rouse Management, LLC
      Maryland
      Rouse Management Services Company, LLC
      Maryland
      Rouse Metro Plaza, LLC
      Maryland
      Rouse-Metro Shopping Center, LLC
      Maryland
      Rouse-Milwaukee, LLC
      Maryland
      Rouse-Milwaukee Garage Maintenance, LLC
      Maryland
      Rouse Missouri Holding Company, LLC (Note 33)
      Maryland
      Rouse-Oakwood Shopping Center, LLC
      Maryland
      Rouse-Oakwood Two, LLC
      Maryland
      Rouse Office Management, LLC
      Maryland
      Rouse Office Management of Pennsylvania, LLC
      Maryland
      Rouse Owings Mills Management Company, LLC
      Maryland

      Rouse Philadelphia, Inc.
      Maryland
      Rouse-Phoenix Cinema, LLC
      Maryland
      Rouse-Randhurst Shopping Center, Inc.
      Maryland
      Rouse Service Company, LLC, The
      Maryland
      Rouse SI Shopping Center, LLC
      Maryland
      Rouse Tristate Venture, LLC
      Texas
      Rouse-Wates, LLC (Note 34)
      Delaware
      RREF Holding, LLC (Note 35)
      Texas
      Salem Mall, LLC
      Maryland
      Six Owings Mills Corporate Center, LLC
      Maryland
      SMPL Management, LLC
      Maryland
      Three Owings Mills Corporate Center, LLC
      Maryland
      TRC Central, LLC
      Maryland
      TRCD, LLC (Note 36)
      Delaware
      TRC Holding Company of Washington, D.C., LLC
      Maryland
      TRC Property Management, LLC
      Maryland
      Two Owings Mills Corporate Center, LLC
      Maryland
      White Marsh Equities Company, LLC
      Maryland

Foreign subsidiaries:
--------------------

      Rouse Service (Canada) Limited
      Canada

Notes:
-----

1. Howard Hughes Properties, Inc. owns all of the outstanding units of ownership interest of the following Nevada limited liability companies:

                  10000 West Charleston Boulevard, LLC
                  Howard Hughes Properties VI, LLC

                  Howard Hughes Properties VII, LLC

2. HRD Properties, Inc. owns all of the outstanding common stock of the following entities:

                  BCI Holdings, Inc., a Maryland corporation
                  Philadelphia Gallery II, a Pennsylvania business trust RREF Hotel Holdings, Inc., a Maryland corporation
                  VCK Holdings, Inc., a Maryland corporation

                      BCI Holdings, Inc. owns all of the outstanding common stock of Rouse-Brandywood, Inc., a Maryland corporation

                      RREF Hotel Holdings, Inc. owns all of the outstanding common stock of Rouse-Fairwood Development Corporation, a Maryland corporation

                      VCK Holdings, Inc. owns all of the outstanding common stock of Rouse-Canyon Springs, LLC and Rouse Development Company of California, Inc., both Maryland corporations

3. HRD Remainder, Inc. owns 57.6% of the outstanding common stock of The Howard Research And Development Corporation and all of the outstanding common stock of The Howard Research And Development Holdings Corporation, both Maryland corporations

                  The Howard Research And Development Corporation owns all of the outstanding common stock or units of ownership interest of the following Maryland entities:

                                   Columbia Land Holdings, Inc.
                                   ExecuCentre, LLC
                                   HRD Commercial Properties, Inc.
                                   HRD Land Corporation
                                   Rouse-MerchantWired, Inc
                                   Rouse Properties, Inc
                                   Rouse Transportation, LLC
                                   Stansfield-Laurel, Inc.

                  The Howard Research And Development Holdings Corporation owns all of the outstanding common stock of the following Maryland corporations:

                                   Columbia Crossing, Inc.
                                   Columbia Development Corporation, The
                                   Columbia Gateway, Inc.
                                   Columbia Land Holdings, Inc.
                                   Columbia Management, Inc.
                                   Columbia Town Homes Investor, Inc.
                                   Dorsey's Search Village Center, Inc.
                                   Eighty Columbia Corporate Center, Inc.

                                   Fifty Columbia Corporate Center, Inc.
                                   Forty Columbia Corporate Center, Inc.
                                   GEAPE III, Inc.
                                   Pointer's Run Builders Group, Inc.
                                   RG Investor, Inc.
                                   Rouse-Phoenix Hotel Corporation
                                   Rouse-Phoenix Hotel Parking, Inc.
                                   Rouse-River Hill Village Center, Inc.
                                   Sixty Columbia Corporate Center, Inc.

                      Columbia Mall, Inc. owns all of the outstanding common stock of the following Maryland corporations:

                                   Harper's Choice Village Center, Inc.
                                   Seventy Columbia Corporate Center, Inc.

                      Eighty Columbia Corporate Center, Inc. is the Sole Member of Eighty Columbia Corporate Center, LLC, a Maryland limited liability company.

                      GEAPE III, Inc. owns all of the outstanding common stock of GEAPE Land Holdings, Inc., a Maryland corporation.

                      GEAPE Land Holdings, Inc. owns all of the outstanding common stock of The Columbia Development Corporation.

                      The Columbia Development Corporation owns all of the outstanding common stock of the following Maryland corporations:

                                    Columbia Mall, Inc.
                                    Dobbin Road Commercial, Inc.
                                    Guilford Industrial Center, Inc.

4. The Hughes Corporation owns all of the outstanding common stock of The Howard Hughes Corporation, a Delaware corporation and Howard Hughes Realty, Inc., a Nevada corporation.

                  The Howard Hughes Corporation owns all of the outstanding common stock or units of ownership interest of the following entities:

                      10000 West Charleston Boulevard, LLC, a Nevada limited
                         liability company
                      HHC LP Corp., a Delaware corporation
                      HHP-California Corporation, a Nevada corporation
                      HHP Merger Corporation, a Delaware corporation
                      Howard Hughes Properties IV, LLC, a Nevada limited
                         liability company
                      Howard Hughes Properties V, LLC, a Nevada limited
                         liability company
                      Hughes Properties, Inc., a Nevada corporation
                      H-Tex, Incorporated, a Texas corporation

                      Summa Corporation, a Delaware corporation
                      Summerlin Corporation, a Delaware corporation

                  The Howard Hughes Corporation is the General Partner of Howard Hughes Properties, Limited Partnership ("HHPLP"), a Delaware limited partnership, which owns approximately 13% of the units of ownership interest of S-R Nevada Properties LLC, a Nevada limited liability company, which is the sole member of Summerlin Center, LLC. In addition, HHPLP owns all of the outstanding units of ownership interest of the following Nevada limited liability companies:

                      Howard Hughes Properties I, LLC
                      Howard Hughes Properties II, LLC
                      Howard Hughes Properties III, LLC

5. Rouse Property Management, Inc. owns 35% of the outstanding common stock of Four State Facility Corporation, a Delaware corporation, and all of the outstanding common stock or units of ownership interest of the following Maryland entities:

                  Faneuil Hall Beverage, LLC
                  Rouse Development Management, LLC
                  Rouse-West Dade, Inc.

                  Rouse-West Dade, Inc. owns 50.2% of the outstanding common stock of West Kendall REIT, Inc.

6. Chesapeake Investors, LLC owns all of the outstanding common stock of Rouse Commercial Properties, LLC, a Maryland limited liability company:

      Rouse Commercial Properties, LLC owns all of the outstanding common stock of the following Maryland entities:

                  Hunt Valley Title Holding Company, LLC
                  Rouse Acquisition Finance, LLC
                  Rouse Commercial Finance, LLC

      Hunt Valley Title Holding Company, LLC owns 5% of the outstanding common stock of Rouse-Teachers Holding Company (a Nevada corporation).

7. Gallery Maintenance, LLC owns all of the outstanding common stock of Rouse Gallery Management, LLC, a Maryland limited liability company.

8. Plymouth Meeting Mall, Inc. owns all of the outstanding common stock of 1150 Plymouth Associates, Inc., a Maryland corporation.

9. Rouse Capital is a statutory business trust formed under Delaware law. All of the Common Securities of Rouse Capital are owned by the Company. The Preferred Securities of Rouse Capital were sold in a public registered offering in 1995.

10. The Rouse Company of Alabama, LLC owns all of the outstanding units of ownership interest of Rouse-Liberty Park, LLC, a Maryland limited liability company.

11. The Rouse Company of California, LLC owns all of the outstanding common stock of each of the following Maryland limited liability companies:

                  Rouse-Palm Springs II, LLC
                  Rouse-Sacramento, LLC

12. The Rouse Company of Florida, Inc. owns all of the outstanding common stock of each of the following corporations:

                  Rouse-Bayside, Inc.
                  Rouse-Miami, Inc.
                  Rouse-Tampa, Inc.

13. The Rouse Company of Florida, LLC owns all of the outstanding common stock or units of ownership interest of each of the following entities:

                  Bayside Entertainment Company, LLC, a Maryland limited liability company
                  Governor's Square, LLC, a Florida limited liability company Howard Retail Investment Company, LLC, a Maryland limited liability company
                  New River Center, LLC, a Florida limited liability company Rouse-Coral Gables, LLC, a Maryland corporation
                  Rouse-Duval, LLC, a Maryland limited liability company Rouse-Fort Myers, LLC, a Maryland limited liability company Rouse-Governor's Square, LLC, a Maryland corporation Rouse-East Jacksonville, LLC, a Maryland limited liability company
                  Rouse-Jacksonville, LLC, a Delaware limited liability company Rouse Kendall Management Company, LLC, a Maryland limited liability company
                  Rouse-Orlando, LLC, a Delaware limited liability company Rouse-Osceola, LLC, a Maryland limited liability company

      Rouse-Bayside, Inc. is the Sole Member of the following Maryland limited liability companies: Rouse-Tampa Acquisition, LLC and Rouse-Tampa Bay, LLC.

      Rouse-Coral Gables, LLC is the Sole Member of Merrick Park, LLC, a Maryland limited liability company

14. The Rouse Company of Georgia, LLC owns all of the outstanding units of ownership interest of each of the following Maryland limited liability companies:

                  Augusta Mall, LLC
                  Outlet Square of Atlanta, LLC
                  Perimeter Center, LLC
                  Perimeter Mall, LLC

                  Perimeter Mall Management Company, LLC
                  Rouse-Atlanta, LLC
                  Rouse Columbus Square, LLC
                  Rouse Development Management Company, LLC
                  Rouse-Forsyth, LLC
                  Rouse South DeKalb, LLC
                  South DeKalb Mall Management Company, LLC

15. The Rouse Company of Louisiana, LLC owns all of the outstanding units of ownership interest of Rouse-New Orleans, LLC, a Maryland limited liability company.

16. The Rouse Company of Massachusetts, Inc. owns all of the outstanding common stock of Faneuil Hall Marketplace, Inc.

17. The Rouse Company of Massachusetts, LLC owns all of the outstanding units of ownership interest of each of the following Maryland limited liability companies:

                  Faneuil Hall Marketplace, LLC
                  Marketplace Grasshopper, LLC
                  Rouse-Eastfield, LLC

18. The Rouse Company of Michigan, LLC owns all of the outstanding units of ownership interest of each of the following Maryland limited liability companies:

                  Rouse-Ann Arbor, LLC
                  Rouse Southland, LLC
                  Rouse Southland Management Company, LLC
                  Southland Security, LLC
                  Southland Shopping Center, LLC

19. The Rouse Company of Minnesota, LLC owns all of the outstanding common stock of each of the following Maryland limited liability companies:

                  Ridgedale Shopping Center, LLC
                  Rouse-Maple Grove, LLC
                  Rouse Ridgedale, LLC
                  Rouse Ridgedale Management Company, LLC
                  Rouse-St. Elmo, LLC

20. The Rouse Company of Nevada, Inc. owns all of the outstanding common stock of each of the following corporations:

                  Harborplace, Inc., a Maryland corporation
                  One Willow Corporation, a Delaware corporation
                  Two Willow Corporation, a Delaware corporation
                  The Village of Cross Keys, Incorporated, a Maryland corporation

21. The Rouse Company of Nevada, LLC owns all of the outstanding common stock or units of ownership interest of each of the following entities:

                  10450 West Charleston Boulevard, LLC, a Nevada limited liability company
                  Cherry Hill Center, LLC, a Maryland Company, LLC
                  Echelon Holding Company, LLC, a Delaware limited liability company
                  Echelon Mall, LLC, a Maryland limited liability company Harborplace, LLC, a Maryland limited liability company Paramus Equities, LLC, a Texas limited liability company Paramus Park, LLC, a Maryland limited liability company Rouse-Bridgewater Commons, LLC, a Maryland limited liability company
                  Rouse F.S., LLC, a Maryland limited liability company Rouse-Fashion Outlet, LLC, a Maryland limited liability company
                  Rouse-Fashion Place, LLC, a Maryland limited liability company
                  Rouse Fashion Show, LLC, a Nevada limited liability company Rouse-Las Vegas, LLC, a Nevada limited liability company Rouse-Moorestown, LLC, a Maryland limited liability company Rouse-Moorestown II, LLC, a Maryland limited liability company
                  Rouse-Park Meadows Holding, LLC, a Maryland limited liability company
                  Rouse-Towson Town Center, LLC, a Maryland limited liability company
                  Rouse-Valley Fair, LLC, a Maryland limited liability company Rouse-Westdale, LLC, a Maryland limited liability company Rouse-Wincopin, LLC, a Maryland limited liability company
                  TTC Member, LLC, a Maryland limited liability company
                  White Marsh Mall, LLC, a Maryland limited liability company Woodbridge Center, LLC, a Maryland limited liability company

      One Willow Corporation owns all of the outstanding common stock of Three Willow Corporation, a Delaware corporation.

      Rouse-Bridgewater Commons, LLC owns all of the outstanding units of ownership interest of Bridgewater Commons Mall, LLC, a Maryland limited liability company.

      Rouse-Park Meadows Holding, LLC owns all of the outstanding units of ownership interest of Rouse-Park Meadows, LLC, a Maryland limited liability company.

      Rouse-Towson Town Center, LLC owns 99.5% of the outstanding units of ownership interest of Towson Town Center, LLC, a Maryland limited liability company.

                  Towson Town Center, LLC owns all of the outstanding units of ownership interest of Rouse-TTC Funding, LLC, a Maryland limited liability company.

      TTC Member, LLC owns .1% of the outstanding units of ownership interest of TTC SPE, LLC and .5% of the outstanding units of ownership interest of Towson Town Center, LLC.

22. The Rouse Company of New Jersey, LLC owns all of the outstanding Series A Preferred Stock of Rouse Woodbridge Funding, LLC, a Delaware limited liability company, and all of the outstanding common stock of each of the following Maryland corporations:

                  Echelon Urban Center, LLC
                  Paramus Equities II, LLC
                  Paramus Mall Management Company, LLC
                  Rouse-Burlington, LLC
                  The Willowbrook Corporation
                  Willmall Holdings, LLC
                  Willowbrook Management Limited liability company

23. The Rouse Company of New York, LLC owns all of the outstanding common stock of each of the following Maryland limited liability companies:

                  Rouse SI Shopping Management, LLC
                  Seaport Marketplace, LLC
                  Seaport Marketplace Theatre, LLC
                  Seaport Theatre Management Company, LLC

24. The Rouse Company of North Carolina, LLC owns all of the outstanding units of ownership interest of Rouse-Charlotte, LLC.

25. The Rouse Company of Ohio, LLC owns all of the outstanding units of ownership interest or common stock of each of the following entities:

                  Beachwood Place, LLC, a Maryland limited liability company Cuyahoga Development Corporation, a Maryland corporation Franklin Park Mall, Inc., a Maryland corporation
                  Franklin Park Mall Management Company, LLC, a Maryland limited liability company
                  Plaza Holding Company, LLC, an Ohio limited liability company Rouse-Brentwood, LLC, a Maryland limited liability company Rouse-Cincinnati, LLC, a Maryland limited liability company

26. The Rouse Company of Oregon, LLC owns all of the outstanding units of ownership interest of each of the following Maryland limited liability companies:

                  Rouse Office Management of Oregon, LLC
                  Rouse-Portland, LLC

                  Rouse-Portland, LLC owns all of the outstanding units of ownership interest of Pioneer Place Condominium Association, LLC

27. The Rouse Company of Pennsylvania, LLC owns all of the outstanding units of ownership interest of Whiteland I, LLC and Whiteland II, LLC, both Maryland limited liability companies.

28. The Rouse Company of Texas, LLC owns all of the outstanding common stock or units of ownership interest of each of the following entities:

                  AU Management Company, LLC, a Texas limited liability company

                  Austin Mall, LLC, a Maryland limited liability company
                  Collin Creek, Inc., a Maryland corporation
                  Collin Creek Mall Management Company, LLC, a Maryland limited liability company
                  Greengate Mall, Inc., a Pennsylvania corporation
                  North Star Mall, LLC, a Texas corporation
                  NS Management Company, LLC, a Texas limited liability company Rouse Fort Worth, LLC, a Maryland limited liability company Rouse-Highland, Inc., a Maryland corporation
                  Rouse Holding Company of Texas, LLC, a Texas limited liability company
                  Rouse-San Antonio, LLC, a Maryland limited liability company Rouse-Southlake, LLC, a Maryland limited liability company Rouse-Tarrant, LLC, a Maryland limited liability company
                  SDK Mall, LLC, a Texas limited liability company
                  South DeKalb Mall, LLC, a Texas limited liability company

29. The Rouse Company of Virginia, LLC owns all of the outstanding units of ownership interest of Rouse-Richmond, LLC.

30. The Rouse Company of Washington, Inc. owns all of the outstanding common stock of Rouse-Seattle, Inc, a Maryland corporation.

31. The Rouse Holding Company of Arizona, LLC owns all of the outstanding common stock or units of ownership interest of each of the following Maryland entities:

                  Rouse-Arizona Center, LLC, a limited liability company
                  Rouse Office Management of Arizona, Inc., a corporation Rouse-Phoenix Development Company, LLC, a limited liability company
                  Rouse-Phoenix Parking, LLC, a limited liability company Rouse-Phoenix Parking Two, LLC, a limited liability company Rouse-Phoenix Two Corporate Center, LLC, a limited liability company

32. Rouse Investing Company owns all of the outstanding units of ownership interest of Rouse-Wilmington Homes, LLC, a North Carolina limited liability company.

33. Rouse Missouri Holding Company, LLC owns all of the outstanding units of ownership interest of The Rouse Company of Missouri, LLC.

      The Rouse Company of Missouri, LLC owns all of the outstanding units of ownership interest of The Rouse Company of St. Louis, LLC, a Maryland limited liability company.

34. Rouse-Wates, LLC ("Rouse-Wates") and its consolidated subsidiaries are accounted for as a discontinued operation in the consolidated financial statements. Rouse-Wates owns all of the outstanding units of ownership interest of Owen Brown B Development Company, LLC, a Maryland limited liability company.

35. RREF Holding, LLC owns all of the outstanding units of ownership interest of RII Holding, LLC, a Texas limited liability company.

36. TRCD, LLC owns all of the outstanding common stock or units of ownership interest of the following Delaware entities:

                  Austin Mall Company, LLC
                  Collin Creek Property, LLC
                  The Franklin Park Company, LLC
                  Mall St. Matthews Company, LLC
                  North Star Mall Company, LLC
                  One Franklin Park Corporation
                  One Gallery Company, LLC
                  Rouse Funding Company, LLC
                  Rouse Funding Two, LLC
                  Rouse-MTN, LLC
                  TRCDE, LLC
                  TRCDE Two, LLC
                  TRCDF, LLC
                  Two Franklin Park Corporation
                  Two Gallery Company, LLC
                  Willowbrook Mall, Inc.

      The Franklin Park Company, LLC owns 90 shares of the outstanding common stock of Franklin Park Finance, LLC, a Delaware corporation, and Rodamco U.S.A., LLC owns the remaining 910 shares. Franklin Park Finance, LLC has 3,000 shares of common stock authorized, of which 1000 shares are issued and outstanding as described above.

      Willowbrook Mall, Inc. owns 90 shares of the outstanding common stock of Willowbrook Finance Corporation, a Delaware corporation, and Rodamco U.S.A., LLC owns the remaining 910 shares. Willowbrook Finance Corporation has 3,000 shares of common stock authorized, of which 1000 shares are issued and outstanding as described above.